FINANCE COSTS	12 Months Ended
Dec. 31, 2017
Analysis of income and expense [abstract]
FINANCE COSTS
FINANCE COSTS
Finance costs are recognised directly within the income statement in the period in which they are incurred, with the exception of general and specific borrowing costs directly attributable to the acquisition, construction or production of qualifying assets. Qualifying assets are assets that necessarily take a substantial period of time to get ready for their intended use or sale. Borrowing costs are added to the cost of those assets, until such time as the assets are substantially ready for their intended use or sale. All other borrowing costs are recognised within the consolidated income statement in the period in which they are incurred based upon the effective interest rate method. Interest income is recognised using the effective interest rate method.
The following table summarises net finance costs for the years presented:

	31 December 2017	31 December 2016	31 December 2015
	€ million	€ million	€ million
Interest income(A)	48	31	24
Interest expense on external debt(A)	(141)	(145)	(127)
Other finance costs(B)	(7)	(9)	(7)
Total finance costs	(148)	(154)	(134)
Total finance costs, net	(100)	(123)	(110)

(A)	Includes interest income and expense amounts, as applicable, on cross currency swaps used to hedge USD debt. Refer to Note 11 for further details.

(B)	Other finance costs principally include amortisation of the discount on external debt and interest expense on finance leases.